================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ----------------------------


                                   FORM 8-K/A



                                 CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 1997

                               G & L REALTY CORP.
             (Exact name of Registrant as specified in its charter)

         MARYLAND                         1-12566            95-4449388
(State or other jurisdiction of      (Commission File    (I.R.S. Employer
incorporation or organization)            Number)         Identification No.)


         439 N. BEDFORD DRIVE
       BEVERLY HILLS, CALIFORNIA                            90210
 (Address of Principal Executive Offices)                 (Zip Code)



        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 273-9930

================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 15, 1997, G&L Realty Partnership, L.P. (the "Operating Partnership"), the existing 80.5% owner, acquired an additional 18.5% ownership interest in GL/PHP, LLC ("GL/PHP") from PHP Healthcare Corporation ("PHP"). PHP's remaining 1% ownership interest was acquired by G&L Management Delaware Corp., a newly formed Delaware corporation and wholly owned subsidiary of G&L Realty Corp. (the "Company"). As a result of the terms of this acquisition, the Company gained voting control of GL/PHP and is therefore required to include the assets, liabilities and operating activities of GL/PHP in the Company's consolidated financial statements. The Company is the sole general partner of and holds an 88.9% interest in the Operating Partnership.

     In February 1997, the Company, through the Operating Partnership, entered into an operating agreement with PHP and formed GL/PHP, a Delaware limited liability company. GL/PHP subsequently purchased six medical office properties in New Jersey (the "New Jersey Properties") having a total of 80,415 square feet at a cost of $22,384,000 including the Company's acquisition costs. The Company and PHP contributed $4.4 million to GL/PHP in proportion to their ownership interests (80.5% for the Company and 19.5% for PHP). PHP loaned GL/PHP a total of $17.7 million at a rate of 8.5% per annum, which was secured by first and second deeds of trust. The greater of the two loans, at $15.7 million, carried a term of six months and gave PHP the right, upon default, to purchase the Company's interest in the new entity. PHP leased the properties from GL/PHP pursuant to a net operating lease.

     PHP's 19.5% ownership interest was acquired on August 15, 1997 for total consideration of $919,000. Concurrent with the August 15, 1997 acquisition, GL/PHP obtained a new 10-year, $16.0 million fixed rate loan that bears interest at 8.98% per annum and requires monthly principle and interest payments of $155,000 per month.

     In conjunction with the Company's acquisition of PHP's interest in GL/PHP, the Operating Partnership borrowed $2.0 million from PHP and contributed the loan proceeds to GL/PHP. GL/PHP used the funds to retire the $2.0 million note payable to PHP. The Operating Partnership's new $2.0 million loan from PHP requires quarterly interest only payments at 8.5% per annum with all unpaid interest and principal due July 31, 2007.

     As of August 15, 1997, GL/PHP has leased 100% of the New Jersey Properties to PHP under the terms of a 17-year net operating lease that provides for rent increases equal to the annual increase in the Consumer Price Index subject to a 5% maximum annual increase. The table on the following page provides summary information on the New Jersey Properties and the related lease.


                                                  YEAR              RENTABLE           TOTAL               AVERAGE
                                               CONSTRUCTED           SQUARE          ANNUALIZED            RENT PER
                PROPERTY                    OR REHABILITATED        FEET (1)          RENT (2)            SQ. FT. (3)
---------------------------------------------------------------------------------------------------------------------
2103 Mt. Holly Rd.
   Burlington, NJ                              1994                12,560           $  434,950                $34.63
150 Century Parkway
   Mt. Laurel, NJ                              1995                12,560              391,310                 31.16
274 Highway 35, South
   Eatontown, NJ                               1995                12,560              481,030                 38.30
80 Eisenhower Drive
   Paramus, NJ                                 1994                12,675              421,800                 33.28
16 Commerce Drive
   Cranford, NJ                                1963                17,500              491,670                 28.10
4622 Black Horse Pike
   Mays Landing, NJ                            1994                12,560              437,490                 34.83
                                                                   ------           ----------
          Total                                                    80,415           $2,658,250                $33.06
                                                                   ======           ==========

(1) Rentable square feet includes space used for management purposes but does not include storage space.
(2) Rent is based on third-party leased space billed in February 1997; no rent is assumed from management space.
(3) Average rent per square foot is calculated based upon third-party leased space, excluding management space.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(B)   PRO FORMA FINANCIAL INFORMATION

                              G & L REALTY CORP.
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1997
                                  (UNAUDITED)

     This Pro Forma Condensed Consolidated Balance Sheet reflects the June 30, 1997: (i) (unaudited) assets, liabilities and stockholders' equity of the Company as previously reported in the Company's Form 10-Q, (ii) unaudited pro forma adjustments, and (iii) an unaudited pro forma statement which presents the June 30, 1997 balance sheet as if the investment in GL/PHP (including the acquisition of the outstanding 19.5% interest initially acquired by PHP) had been completed as of June 30, 1997.

                                                                   As Previously          Pro Forma           Pro Forma
                                                                       Stated            Adjustments          Statement
                                                                   -------------------------------------------------------
ASSETS
------
Rental properties:
 Land                                                              $ 17,096,000          $ 5,625,000          $ 22,721,000
 Buildings and improvements, net                                     75,311,000           16,621,000            91,932,000
                                                                   ------------          -----------          ------------
   Total rental properties                                           92,407,000           22,246,000           114,653,000
Cash and cash equivalents                                             2,153,000                                  2,153,000
Accounts receivable, net                                              1,523,000                                  1,523,000
Tenant rent and reimbursements receivable, net                          983,000                                    983,000
Unbilled rent receivable, net                                         1,616,000                                  1,616,000
Investments in unconsolidated affiliates                              8,782,000           (3,711,000)            5,071,000
Mortgage loans and bonds receivable                                  27,828,000                                 27,828,000
Assets available for sale                                               312,000                                    312,000
Deferred charges and other assets, net                                2,414,000              (19,000)            2,395,000
                                                                   ------------          -----------          ------------
   TOTAL ASSETS                                                    $138,018,000          $18,516,000          $156,534,000
                                                                   ============          ===========          ============
LIABILITIES AND STOCKHOLDERS EQUITY
-----------------------------------
Liabilities:
 Notes payable                                                     $ 77,590,000          $18,500,000          $ 96,090,000
 Accounts payable and other liabilities                               1,180,000               16,000             1,196,000
 Distributions payable                                                1,621,000                                  1,621,000
 Tenant security deposits                                             1,044,000                                  1,044,000
                                                                   ------------          -----------          ------------
   Total liabilities                                                 81,435,000           18,516,000            99,951,000

Commitments and contingencies                                               ---                                        ---

Minority interest in consolidated partnership                        (2,664,000)                                (2,664,000)
Minority interest in Operating Partnership                            3,016,000                                  3,016,000
Stockholders' equity:
 Preferred shares - $.01 par value, 10,000,000 shares
   authorized, 1,495,000 shares of 10.25% Series A
    Cumulative issued and outstanding as of 6/30/97                      15,000                                     15,000

 Common shares - $.01 par value, 50,000,000 shares
  authorized, 4,005,700 shares issued and outstanding as
  of  6/30/97                                                            40,000                                     40,000


 Additional paid-in capital                                          58,186,000                                 58,186,000
 Distributions in excess of net income                               (2,010,000)                                (2,010,000)
                                                                   ------------                               ------------
   Total stockholders' equity                                        56,231,000                                 56,231,000
                                                                   ------------          -----------          ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                         $138,018,000          $18,516,000          $156,534,000
                                                                   ============          ===========          ============

                               G & L REALTY CORP.
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

     This Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 reflects: (i) the audited revenues, expenses and net income of the Company as previously reported in the Company's Form 10-K, (ii) unaudited pro forma adjustments, and (iii) an unaudited pro forma statement of revenues, expenses and operating income of the Company as if the investment in GL/PHP (including the acquisition of the outstanding 19.5% interest initially acquired by PHP) had been completed as of January 1, 1996, the start of the Company's fiscal year.

                                                          As Previously      Pro Forma      Pro Forma
                                                              Stated        Adjustments     Statement
                                                          --------------------------------------------
                                                           (Audited)       (Unaudited)     (Unaudited)
REVENUES:
  Rental                                                  $15,796,000      $2,658,000      $18,454,000
  Tenant reimbursements                                       728,000                          728,000
  Parking                                                   1,251,000                        1,251,000
  Interest, loan fees and other                             6,712,000                        6,712,000
  Other                                                       549,000                          549,000
                                                          -----------      ----------      -----------
    Total revenues                                         25,036,000       2,658,000       27,694,000
                                                          -----------      ----------      -----------
EXPENSES:
  Property operations                                       5,696,000                        5,696,000
  Depreciation and amortization                             3,276,000         429,000        3,705,000
  Interest                                                  8,819,000       1,611,000       10,430,000
  General and administrative                                1,787,000                        1,787,000
  Loss on disposition of real estate                        4,874,000                        4,874,000
                                                          -----------      ----------      -----------
    Total expenses                                         24,452,000       2,040,000       26,492,000
                                                          -----------      ----------      -----------
Income from operations before minority
  interests and extraordinary gains (losses)                  584,000         618,000        1,202,000
Minority interest in consolidated partnership                (129,000)                        (129,000)
Minority interest in Operating Partnership                    (65,000)        (68,000)        (133,000)
                                                          -----------      ----------      -----------
Income before extraordinary gains (losses)                    390,000         550,000          940,000
  Extraordinary gain, net of minority interest              9,311,000                        9,311,000
                                                          -----------      ----------      -----------

Net income                                                $ 9,701,000      $  550,000      $10,251,000
                                                          ===========      ==========      ===========

Per share data:
  Income before extraordinary gains (losses)              $      0.10      $     0.13      $      0.23
  Extraordinary gains (losses)                                   2.23                             2.23
                                                          -----------      ----------      -----------
  Net income                                              $      2.33      $     0.13      $      2.46
                                                          ===========      ==========      ===========

Weighted average number of outstanding shares               4,172,000                        4,172,000


                              G & L REALTY CORP.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                                  (UNAUDITED)

     This Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 1997 reflects: (i) the unaudited revenues, expenses and net income of the Company as previously reported in the Company's Form 10-Q,
(ii) unaudited pro forma adjustments, and (iii) an unaudited pro forma statement of revenues, expenses and operating income of the Company as if the investment in GL/PHP (including the acquisition of the outstanding 19.5% interest initially acquired by PHP) had been completed as of January 1, 1997, the start of the Company's current fiscal year

                                                          As Previously      Pro Forma      Pro Forma
                                                              Stated        Adjustments     Statement
                                                          --------------------------------------------
REVENUES:
 Rental                                                   $ 8,565,000      $1,329,000      $ 9,894,000
 Tenant reimbursements                                        395,000                          395,000
 Parking                                                      718,000                          718,000
 Interest, loan fees and other                              2,383,000                        2,383,000
 Other                                                        137,000                          137,000
                                                          -----------      ----------      -----------
   Total revenues                                          12,198,000       1,329,000       13,527,000
                                                          -----------      ----------      -----------
EXPENSES:
 Property operations                                        3,167,000                        3,167,000
 Depreciation and amortization                              1,878,000         215,000        2,093,000
 Interest                                                   4,173,000         805,000        4,978,000
 General and administrative                                 1,007,000                        1,007,000
                                                          -----------      ----------      -----------
   Total expenses                                          10,225,000       1,020,000       11,245,000
                                                          -----------      ----------      -----------
Income from operations before minority
  interests and extraordinary gains (losses)                1,973,000         309,000        2,282,000
Equity in earnings of unconsolidated affiliates               741,000        (169,000)         572,000
Minority interest in consolidated partnership                 (54,000)                         (54,000)
Minority interest in Operating Partnership                   (272,000)        (16,000)        (288,000)
                                                          -----------      ----------      -----------
                                                          $ 2,388,000      $  124,000      $ 2,512,000
                                                          ===========      ==========      ===========
Net income

Net income per share                                      $      0.53      $     0.03      $      0.56
                                                          ===========      ==========      ===========
Weighted average number of outstanding shares               4,139,000                        4,139,000

BUILDINGS AND IMPROVEMENTS

     Buildings and improvements consist of the following:

                                               As Of June 30, 1997
                                                   (Unaudited)
                                  As Previously    Pro Forma     Pro Forma
                                     Stated       Adjustments    Statement
                                  -------------------------------------------
Buildings and
   improvements                   $ 81,946,000     $16,759,000   $ 98,705,000
Tenant improvements                  5,045,000                      5,045,000
Furniture, fixtures
   and equipment                       366,000                        366,000
                                  ------------     -----------   ------------
                                    87,357,000      16,759,000    104,116,000

Less accumulated depreciation
  and amortization                 (12,046,000)       (138,000)   (12,184,000)
                                  ------------     -----------   ------------
        Total                     $ 75,311,000     $16,621,000   $ 91,932,000
                                  ============     ===========   ============



DEFERRED CHARGES AND OTHER ASSETS

        Deferred charges and other assets consist of the following:

                                               As Of June 30, 1997
                                                   (Unaudited)
                                  As Previously    Pro Forma     Pro Forma
                                     Stated       Adjustments    Statement
                                  -------------------------------------------
Deferred financing costs           $ 1,655,000     $    85,000    $ 1,740,000
Pre-acquisition costs                      ---                            ---
Leasing commissions                    504,000                        504,000
Prepaid expense and other
  assets                               644,000        (104,000)       540,000
                                   -----------     -----------    -----------
                                     2,803,000         (19,000)     2,784,000

Less accumulated amortization         (389,000)                      (389,000)
                                   -----------     -----------    -----------
        Total                      $ 2,414,000     $   (19,000)   $ 2,395,000
                                   ===========     ===========    ===========

PRO FORMA FUNDS FROM OPERATIONS

     Industry analysts generally consider FFO to be an appropriate measure of the performance of a Real Estate Investment Trust ("REIT"). The Company presents FFO based upon the guidelines established by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). FFO is calculated to include the minority interest's share of income since the Operating Partnership's net income is allocated proportionately among all owners of Operating Partnership units. The number of Operating Partnership units held by the Company is identical to the number of outstanding shares of the Company's common stock, and owners of Operating Partnership units may, at their discretion and subject to certain restrictions, exchange their units into shares of common stock on a one-for-one basis.

     Management believes that in order to facilitate a clear understanding of the operating results of the Company, FFO should be examined in conjunction with the Company's net income as presented in the Condensed Consolidated Financial Statements and Notes thereto included in the Company's interim results as reported on Form 10-Q, the additional data presented below, and the Company's Consolidated Financial Statements and related Notes included in the Company's annual report on Form 10-K. FFO is only one of a range of indicators which should be considered in determining a company's operating performance. The methods of calculating FFO among different companies are subject to variation, and FFO therefore may be an invalid measure of comparing companies. Also, the elimination of depreciation and gains and losses on sales of property may not be a true indication of an entity's ability to recover its investment in properties. The table below present an analysis of pro forma FFO for the six months ended June 30, 1997 and the year ended December 31, 1996.

                                               For the six months ended                            For the year ended
                                                     June 30, 1997                                  December 31, 1996
                                                      (Unaudited)                                       (Unaudited)
                                           As                                               As
                                       Previously      Pro Forma      Pro Forma         Previously       Pro Forma        Pro Forma
                                         Stated       Adjustments     Statement           Stated        Adjustments       Statement
                                       --------------------------------------------------------------------------------------------
                                                                        (AMOUNTS IN THOUSANDS)
FUNDS FROM OPERATIONS (1):
--------------------------
Net Income                             $2,388           $ 124            $2,512           $9,701          $  550           $10,251
ADD:  Minority interest in
       Operating Partnership              272              16               288               65              68               133
ADD:  Real estate related
       depreciation and
       amortization                     1,449             205             1,654            2,727             419             3,146
ADD:  Loss on disposition of
       rental property                    ---                               ---            4,874                             4,874
ADD:  Depreciation from
       unconsolidated
       affiliates                         112            (112)                               ---                               ---
LESS:  Extraordinary gain                 ---                               ---           (9,311)                           (9,311)
LESS:  Adjustment for
        minority interest
        in consolidated
        partnership                       (16)                              (16)             (28)                              (28)
LESS:  Dividends on
        preferred stock                  (192)                             (192)             ---                               ---
                                       ------           -----            ------           ------          ------           -------
FUNDS FROM OPERATIONS                  $4,013           $ 233            $4,246           $8,028          $1,037           $ 9,065
                                       ======           =====            ======           ======          ======           =======
Weighted average number of
  outstanding shares and units          4,533                             4,533            4,542                             4,542

                       (SEE FOOTNOTES ON FOLLOWING PAGE)

_____________
(1) FFO represents net income (computed in accordance with generally accepted accounting principles, consistently applied ("GAAP")), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation of real property, less preferred stock dividends and after adjustments for consolidated and unconsolidated entities in which the Company holds a partial interest. FFO is computed in accordance with the definition adopted by NAREIT. FFO should not be considered as an alternative to net income or any other indicator developed in compliance with GAAP, including measures of liquidity such as cash flows from operating, investing and financing activities. FFO is helpful in evaluating the performance of a real estate portfolio considering the fact that historical cost accounting assumes that the value of real estate diminishes predictably over time.
     FFO is only one of a range of indicators which should be considered in determining a company's operating performance. The methods of calculating FFO among different companies are subject to variation; therefore, FFO may be an invalid measure for purposes of comparing companies. Also, the elimination of depreciation and gains and losses on sales of property may not be a true indication of an entity's ability to recover its investment in properties. The Company implemented the new method of calculating FFO effective as of the NAREIT-suggested adoption date of January 1, 1996.

(2) Assumes that all outstanding Operating Partnership units have been converted to common stock.

(C)  Exhibits

     * 10.45 First Amendment to GL/PHP, LLC Limited Liability Company Agreement by and among G&L Realty Partnership, L.P., a Delaware limited partnership, G&L Realty Partnership, L.P., a Delaware limited partnership, and G&L Management Delaware Corp., a Delaware corporation, as of August 15, 1997.

     * 10.46 Lease Agreement between GL/PHP, a Delaware limited liability company and Pinnacle Health Enterprises, LLC, a Delaware limited liability company wholly owned by PHP Healthcare Corporation, a Delaware corporation, dated August 15, 1997.

     * 10.47 Guaranty of Lease by PHP Healthcare Corporation, a Delaware corporation, dated February 15, 1997.

     * 10.48 Non-Negotiable 8.5% Note Due July 31, 2007 in which G&L Realty Partnership, L.P., a Delaware limited partnership, promises to pay to PHP Healthcare Corporation the principal sum of $2,000,000.00, dated August 15, 1997.

     * 10.49 Mortgage Note in which GL/PHP, LLC a Delaware limited liability company promises to pay to the order of Nomura Asset Capital Corporation, a Delaware corporation, the principal sum of $16,000,000.00, dated August 15, 1997.

     * 10.50 Mortgage, Assignment of Leases and Rents and Security Agreement by GL/PHP, LLC a Delaware limited liability company to Nomura Asset Capital Corporation, a Delaware corporation, dated August 15, 1997.

     * 10.51 Assignment of Leases and Rents by GL/PHP, LLC a Delaware limited liability company to Nomura Asset Capital Corporation, a Delaware corporation, dated August 15, 1997.

     * 10.52 Environmental and Hazardous Substance Indemnification Agreement by GL/PHP, LLC a Delaware limited liability company to Nomura Asset Capital Corporation, a Delaware corporation, dated August 15, 1997.

--------------------------------
* Previously filed.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    G & L REALTY CORP.



Date:  October 6, 1997              /s/ Quentin Thompson
                                    --------------------
                                    Quentin Thompson
                                    Chief Accounting Officer, Treasurer and
                                    Secretary